EXHIBIT 1.1




                                        GENISYS RESERVATION SYSTEMS, INC.

                                              UNDERWRITING AGREEMENT

                                        800,000 Shares of Common Stock and
                                    2,100,000 Redeemable Warrants

                                                        , 1996


R.D. White & Co., Inc.
950 Third Avenue - 3rd. Floor
New York, New York   10022

Gentlemen:

     Genisys Reservation Systems, Inc., a New Jersey corporation (the "Company"), confirms its agreement with R.D. White & Co., Inc. ("R.D. White") ( the "Underwriter") with respect to the sale
by the Company and the purchase by the Underwriter of 800,000 shares (the "Shares") of the
Company's common stock, $.0001 par value per share (the "Common Stock"), and 2,100,000 redeemable warrants to acquire one additional share of Common Stock ("Public
 Warrants").  The
shares of Common Stock and Public Warrants will be immediately separable and tradeable upon issuance and will not trade as units.  The Public Warrants will be comprised of 1,300,000 Class A
Redeemable Warrants (the "Class A Warrants") and 800,000 Class B Redeemable Warrants (the
"Class B Warrants"). Each Public Warrant is exercisable from      , 1997 until,
      , 2001. Each Class
A Warrant will have an initial exercise price of $5.75 for one (1) share of Common Stock, and each
Class B Warrant shall have an initial exercise price of $6.75 for one (1) share of Common Stock. The
Public Warrants will be subject to prior redemption by the Company as more fully described in the
Registration Statement and Prospectus referred to below. The Shares, Class A Warrants and Class
B Warrants are hereinafter referred to as the "Firm Securities." Upon your request, as provided in
Section 2(b) of this Agreement, the Company shall also issue and sell to you up to an additional
120,000 Shares and/or 195,000 Class A Warrants and 120,000 Class B Warrants for
 the purpose of
covering over-allotments, if any, in the sale of the Firm Securities. Such 120,000 Shares and/or
195,000 Class A Warrants and 120,000 Class B Warrants are hereinafter referred to as the "Option
Securities" The Firm Securities and the Options Securities are hereinafter collectively referred to as the "Public Offering Securities." The Company also proposes to issue and sell to you warrants (the
"Underwriter's Warrants") pursuant to the Underwriter's Warrant Agreement dated
       , 1996
between the Underwriter and the Company (the "Underwriter's Warrant Agreement"
 for the
purchase of an additional 80,000 Shares and/or 130,000 Class A Warrants and 80,000 Class B
Warrants. The Shares and/or Public Warrants issuable upon exercise of the Underwriter's Warrants are hereinafter referred to as the "Underwriter's Securities." The shares of
 Common Stock issuable
upon exercise of the Public Warrants (including the Public Warrants issuable upon exercise of the
Underwriter's Warrants) are hereinafter sometimes referred to as the "Warrant
 Shares."  The Public
Offering Securities, the Shares, the Public Warrants, the Underwriter's
 Warrants, the Underwriter's
Securities and the Warrant Shares are more fully described in the Registration Statement and the
Prospectus referred to below.

     1. Representations and Warranties. (a) The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and as of the Closing
 Date (hereinafter defined)
and the Option Closing Date (hereinafter defined), if any, as follows:

         (i) The Company has prepared and filed with the Securities and Exchange Commission (the
"Commission") a registration statement, and an amendment or amendments thereto, on Form  SB-2
(No. 333-        ), including any related preliminary prospectus ("Preliminary
 Prospectus"), for the
registration of the Shares, the Public Warrants, the Underwriter's Securities
 and the Warrant Shares
under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the Rules and Regulations of the Commission thereunder. The
Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Underwriter and will not file any other amendment thereto to which the
Underwriter shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the
Commission at the time the registration statement becomes effective (including the prospectus,
financial statements, schedules, exhibits and all other documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the rules and regulations) is hereinafter called the "Registration
Statement", and the form of prospectus in the form first filed with the Commission pursuant to Rule
424(b) of the rules and regulations is hereinafter called the "Prospectus."
 For purposes hereof,
"Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

          (ii) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof and no proceedings for a stop order suspending the effectiveness of the
Registration Statement or any of the Company's securities have been instituted or are pending or threatened. Each of the Preliminary Prospectus, the Registration Statement and Prospectus at the time of filing thereof conformed with the requirements of the Acts and the
 Rules and Regulations,
and none of the Preliminary Prospectus, the Registration Statement or Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under
which they were made, not misleading, except that this representation and warranty does not apply
to statements made in reliance upon and in conformity with written information furnished to the

Company with respect to the Underwriter by or on behalf of the Underwriter expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus or any amendment or supplement thereto. It is understood that the statements set forth in the Prospectus on page 2 with respect to
stabilization, under the heading "Underwriting" and the identity of counsel to the Underwriter under
the heading "Legal Matters" constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Registration Statement and Prospectus, as the case may be.

          (iii) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date (hereinafter defined) and each Option Closing Date (hereinafter defined), if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriter or a dealer, the Registration Statement and the Prospectus will contain all statements which are required to be stated therein in accordance with the Act and the Rules and
Regulations, and will conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, contains
or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of the
 (as set forth in
paragraph 1(a)(ii) hereof) expressly for use in the Preliminary Prospectus,
 Registration Statement
or Prospectus or any amendment thereof or supplement thereto.

          (iv) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the state of its incorporation. The Company does not own an equity
interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing except where the failure(s) to be so qualified, licensed and in good
standing, individually or in the aggregate, would not materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation,
properties, business or results of operations of the Company.  The Company has all requisite power
and authority (corporate and other), and has obtained any and all authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), necessary to own or lease its properties and conduct its business as described in the
Prospectus; the Company is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign
laws, rules and regulations and the Company has not received any notice of proceedings relating to
the revocation or modification of any such authorization, approval, order, license, certificate,
franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operations, properties, business, or results of
operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on the
 Company's business as
currently conducted and as contemplated are correct in all material respects and do not omit to state
a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

          (v) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and will have the adjusted capitalization set forth therein on the Closing Date
(hereinafter defined) and the Option Closing Date (hereinafter defined), if any, based upon the
assumptions set forth therein, and the Company is not a party to or bound by any instrument,
agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and as described in the
 Prospectus.  The Common
Stock, the Shares, the Public Warrants, the Underwriter's Warrants, the
 Underwriter's Securities and
the Warrant Shares (collectively, hereinafter sometimes referred to as the
 "Securities") and all other
securities issued or issuable by the Company conform or, when issued and paid for, will conform, in all respects to all statements with respect thereto contained in the Registration Statement and the
Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable and the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The
Securities are not and will not be subject to any preemptive or other similar rights of any
stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform to the
description thereof contained in the Prospectus; the holders thereof will not be subject to any liability
solely as such holders; all corporate action required to be taken for the authorization, issue and sale
of the Securities has been duly and validly taken; and the certificates representing the Securities are
in due and proper form.  Upon the issuance and delivery pursuant to the terms hereof of the
Securities to be sold by the Company hereunder, the Underwriter  will acquire good and marketable
title to such Securities free and clear of any lien, charge, claim, encumbrance, pledge, security
interest, defect or other restriction or equity of any kind whatsoever.

          (vi) The financial statements of the Company together with the related notes and schedules
(if any) thereto, included in the Registration Statement, each Preliminary
 Prospectus and the
Prospectus fairly present the financial position, income, changes in cash flow, changes in
stockholders' equity and the results of operations of the Company at the respective dates and for the respective periods to which they apply and the pro forma financial information included in the
Registration Statement, each Preliminary Prospectus and the Prospectus presents fairly on a basis
consistent with that of the audited financial statements included therein, the
 Company's pro forma
net income or loss per share, as the case may be, pro forma net tangible book value, and the pro
forma capitalization and such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the
periods involved. There has been no material adverse change or development involving a material change in the condition, financial or otherwise, or in the earnings, business affairs, position,
prospects, value, operation, properties, business or results of operation of the Company whether or
not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus, and the outstanding debt, the property, both tangible and intangible, and the business of the Company conforms in all material respects to the descriptions
thereof contained in the Registration Statement and the Prospectus.

          (vii) The Company (A) has paid all federal, state, local, and foreign taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21
through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), and has furnished all
information returns it is required to furnish pursuant to the Code, (B) has established adequate reserves for such taxes which are not due and payable, and (C) does not have any tax deficiency or
claims outstanding, proposed or assessed against it.

          (viii) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the
Underwriter in connection with (A) the issuance by the Company of the Securities, (B) the purchase by the Underwriter of the Public Offering Securities, the Shares, the Public
 Warrants and the
Warrant Shares and the purchase by the Underwriter of the Underwriter's Warrants from the
Company, (C) the consummation by the Company of any of its obligations under this Agreement, or (D) resales of the Securities in connection with the distribution contemplated hereby.

          (ix) The Company maintains insurance policies, including, but not limited to, general liability, product liability and property insurance, which insures the Company and its employees, against such
losses and risks generally insured against by comparable businesses.  The
 Company (A) has not
failed to give notice or present any insurance claim with respect to any matter, including but not limited to the Company's business, property or employees, under the insurance policy or surety bond
in a due and timely manner, (B) does not have any disputes or claims against any underwriter of such insurance policies or surety bonds or has not failed to pay any premiums due and payable thereunder, or (C) has not failed to comply with all conditions contained in such insurance policies and surety
bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the company.

      (x) There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or
circumstances that may give rise to the same), or involving the properties or business of the
Company which (A) questions the validity of the capital stock of the Company or this Agreement,
the Underwriter's Warrant Agreement, the Warrant Agreement (as defined in
Section 1(xxxiii)
below) or of any action taken or to be taken by the Company pursuant to or in connection with this
Agreement, the Underwriter's Warrant Agreement, or the Warrant Agreement, (B) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (C) if adversely determined, might materially and adversely affect the condition, financial or otherwise, or the business affairs or business prospects, earnings, liabilities, prospects, stockholders' equity, value, properties, business or assets of the Company.

           (xi) The Company has full legal right, power and authority to authorize, issue, deliver and sell the Securities, enter into this Agreement, the Underwriter's Warrant
 Agreement and the Warrant
Agreement and to consummate the transactions provided for herein and therein;
 and each of this
Agreement, the Underwriter's Warrant Agreement and the Warrant Agreement have been duly and properly authorized, executed and delivered by the Company. This Agreement, the Underwriter's
Warrant Agreement and the Warrant Agreement each constitute a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, and neither the
Company's issue and sale of the Securities or execution or delivery of this
 Agreement, the
Underwriter's Warrant Agreement and the Warrant Agreement or its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or
supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or
result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of, (A) the certificate of incorporation or by-
laws of the Company, (B) any license, contract, indenture, mortgage, deed of trust, voting trust
agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or the which is properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator,
court, regulatory body or administrative agency or other governmental agency or body (including,
without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties, in each case
except for conflicts, breaches, violations, defaults, creations or impositions which do not and would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business
affairs, position, shareholder's equity, value, operation, properties, business or results of operations
of the Company.

            (xii) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the
Securities pursuant to the Prospectus and the Registration Statement, the issuance of the
Underwriter's Warrants,  the execution, delivery or performance of this
 Agreement, the Underwriter's
Warrant Agreement and the Warrant Agreement, and the transactions contemplated hereby and thereby, including, without limitation, any waiver of any preemptive, first refusal or other rights that
any entity or person may have for the issue and/or sale of any of the
 Securities, except such as have
been or may be obtained under the Act or may be required under state securities or Blue Sky laws
in connection with the Underwriter's purchase and distribution of the Securities and the
Underwriter's purchase of the Underwriter's Warrants to be sold by the Company hereunder and
thereunder.

           (xiii) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which it may be bound or to which its assets, properties or business
may be subject have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, enforceable against the
Company, in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents and statutes and regulations are accurate and fairly present the information required to be shown with respect thereto by Form SB-2, and there are no
contracts or other documents which are required by the Act to be described in the Registration
Statement or filed as exhibits to the Registration Statement which are not described or filed as
required, and the exhibits which have been filed are complete and correct copies of the documents
of which they purport to be copies.

           (xiv) Subsequent to the respective dates as of which information is set forth in the
Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (B) entered into any transaction other than in the ordinary course of business, or (C) declared or paid any dividend or made any other distribution on or in respect of its capital stock of any class, and there has not been any change in the capital stock, or any change in the debt (long or short term) or liabilities or material change in or affecting
the business affairs or prospects, management, stockholders' equity, properties, business, financial operations or assets of the Company.

          (xv) No default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of
trust, voting trust agreement, stockholders agreement, partnership agreement, note, loan or credit agreement, purchase order, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected, which default would have a material adverse effect on the
condition, financial or otherwise, earnings, business affairs, position, shareholder's equity, value, operation, properties, business or results of operations of the Company.

            (xvi) The Company has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance in all material respects with all federal, state, local, and
foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company, by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement
of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the
Company, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the
Company.   No labor
dispute with the employees of the Company exists, or, to the knowledge of the Company is imminent.

           (xvii) Except as described in the Prospectus, the Company does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee
welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and
3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended
("ERISA") ("ERISA Plans").  The Company does not maintain or contribute, now or at any time
previously, to a defined benefit plan, as defined in Section 3(35) of ERISA.
No ERISA Plan (or any
trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406
of ERISA or Section 4975 of the Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the
Code and ERISA
as they relate to any such ERISA Plan.  Determination letters have been received from the Internal
Revenue Service with respect to each ERISA Plan which is intended to comply with
 Code Section
401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multiemployer plan."

           (xviii)   Neither the Company nor any of its employees, directors,
 stockholders, or affiliates
(within the meaning of the Rules and Regulations) of any of the foregoing has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

           (xix) None of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company are in
dispute or are in any conflict with the right of any other person or entity.
 The Company (i) owns or
has the license or other right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights
with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing and (ii) except as set forth in the Prospectus, is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, tradename, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

           (xx) The Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any trademark, service mark, trade name or copyright or other intangible asset used or held for use by it in connection with the conduct of its businesses which,
singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the condition, financial or otherwise, or the business affairs, position, properties, stockholder's equity, financial operations or assets of the Company.

           (xxi) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus, to be owned or leased by
it free and clear of all liens, charges, claims, encumbrances, pledges, security interest, defects, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus
and liens for taxes not yet due and payable.

              (xxii) Wiss & Company, LLP., Certified Public Accountants, whose report is filed with the
Commission as a part of the Registration Statement, are independent certified public accountants as
required by the Act and the Rules and Regulations.

        (xxiii) The Company has caused to be duly executed legally binding and enforceable agreements pursuant to which each of its officers, directors or any person or entity deemed to be an affiliate of the Company and any stockholders of the Company has agreed not to, directly or indirectly, offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock (either pursuant to
 Rule 144 of the
Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of not less than 18 months following the effective date of the Registration Statement without the prior
written consent of the Underwriter and that any Common Stock which has been issued and is outstanding on the effective date of the Registration Statement and is to be sold or otherwise disposed of pursuant to such Rule 144 with the consent of the Underwriter shall only be sold or otherwise disposed of through the Underwriter. The Company will cause the Transfer Agent, as defined below, to mark an appropriate legend on the face of stock certificates representing all of such
securities and to place "stop transfer" orders on the Company's stock ledgers.

           (xxiv) There are no claims, payments, issuances, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the
Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company, or any of its officers, directors, stockholders, partners, employees or
affiliates that may affect the Underwriter' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD") and the Company is aware that the Underwriter and each of the Underwriter's shall compensate any of their respective personnel who may have acted in such
capacities as they shall determine in their sole discretion.

        (xxv) The Shares, the Common Stock and the Public Warrants have been approved for quotation on the Nasdaq SmallCap Market and upon notice of issuance, listing on the Boston Stock
Exchange ("BSE").

           (xxvi) Neither the Company, nor any of its officers, employees, agents or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift
or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign)
 or other person who was,
is, or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (A) might subject the Company, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (B) if not given in the past, might have had a materially adverse effect on the assets, business, operations or prospects of the Company, or (C)
 if not continued in the
future, might adversely affect the assets, business, operations or prospects of the Company. The
Company's internal accounting controls are sufficient to cause the Company to comply with the
Foreign Corrupt Practices Act of 1977, as amended.

        (xxvii) Except as set forth in the Prospectus, no officer, director, or stockholder of the
Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly
or indirectly, (A) an interest in any person or entity which (1) furnishes or sells services or products
which are furnished or sold or are proposed to be furnished or sold by the
 Company, or (2) purchases
from or sells or furnishes to the Company any goods or services, or (B) a beneficiary interest in any
contract or agreement to which the Company is a party or by which it may b e bound or affected.
Except as set forth in the Prospectus under "Certain Transactions," there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, Principal Security Holder
(as such term is defined in the Prospectus) of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities.

         (xxviii) Any certificate signed by any officer of the Company and delivered to the
Underwriter or to Scheichet & Davis, P.C. ("Underwriter' Counsel") shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

            (xxix) The minute books of the Company have been made available to the Underwriter and contain a complete summary of all meetings and actions of the directors and stockholders of the
Company, since the time of its incorporation, and reflects all transactions referred to in such minutes accurately in all material respects.

           (xxx) Except and to the extent described in the Prospectus, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the
Company have the right to include any securities issued by the Company in the Registration
Statement or any registration statement under the Act and no person or entity holds any anti-dilution
rights with respect to any securities of the Company.

            (xxxi) The Company has as of the effective date of the Registration Statement (a) entered into employment agreements with Joseph Cutrona and Mark Kenny providing for annual salaries of $100,000, each on terms and conditions satisfactory to the Underwriter, and
(ii) purchased "Key-
Man" insurance on the lives of Joseph Cutrona and Mark Kenny which name the
 Company as the
sole beneficiary on terms and conditions satisfactory to the Underwriter.

         (xxxii) The Company has entered into a warrant agreement with respect to the Public
Warrants, substantially in the form filed as Exhibit              to the
Registration Statement ("Warrant
Agreement") with Continental Stock Transfer and Trust Company in form and substance satisfactory
to the Underwriter.

            (xxxiii) Immediately prior to the effective date of the Registration Statement there shall be no more than an aggregate of 2,511,650 shares of Common Stock issued and outstanding (including
280,485 Shares of Common Stock held by non-management members of the public). Except for the Underwriter's Warrants, an option held by John Kelly to acquire 5,000 shares of Common Stock upon conversion of a $10,000 promissory note, an option held by Jane Andrews to acquire 10,000
shares of Common Stock upon conversion of a $20,000 promissory note, an option held by John
Wasko to purchase 25,000 shares of the Company's Common Stock at an exercise price of $.60 per
share, an option held by Loeb Holding Corp., as agent, to acquire 420,728 shares of Common Stock upon conversion of certain interim loan agreements (the "Interim Loans") into two long-term
promissory notes, an option held by Loeb Holding Corp., as agent, to acquire up to 15% of the issued and outstanding shares of Common Stock of the Company upon conversion of one of the promissory
notes to be issued upon conversion of the Interim Loans, a warrant held by an unaffiliated equipment lessor to acquire 13,000 shares of Common Stock at an exercise price of $2.00 per share and
575,000 Class A Redeemable Warrants to purchase shares of Common Stock to be issued to lenders in the recent bridge financing of the Company, there are no securities with equivalent rights as the
Common Stock,  Common Stock or such equivalent securities, issuable upon the exercise of options,
warrants and other contract rights, or securities convertible directly or indirectly into Common Stock or such equivalent securities issued or outstanding.


     2.  Purchase, Sale and Delivery of the Securities.

           (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the
 Company agrees to sell to
each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the
Company at a price of $4.50 per Share, $.18 per Class A Warrant and $.09 per
 Class B Warrant, that
number of Firm Securities set forth above, subject to such adjustment as the Underwriter in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

           (b) In addition, on the basis of the representations, warranties, covenants and agreements, herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase all or any part of an additional 120,000 Shares at a price of $4.50 per Share and/or 195,000 Class A Warrants and 120,000 Class B Warrants at a price of $.18 per Class A Warrant and $.09 per Class B Warrant. The option granted hereby will expire 45 days
after the date the Registration Statement becomes effective and may be exercised in whole or in part from time to time upon notice by the Underwriter to the Company setting forth the number of Option
Securities as to which the several Underwriter are then exercising the option and the time and date
of payment and delivery for any such Option Securities.  Any such time and date of delivery (an
"Option Closing Date") shall be determined by the Underwriter, but shall not be later than seven full
business days after the exercise of said option, nor in any event prior to the
 Closing Date (hereinafter
defined), unless otherwise agreed upon by the Underwriter and the Company.
 Nothing herein
contained shall obligate the Underwriter to make any over-allotments. No Option Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have
been delivered as herein provided.

          (c) Payment of the purchase price for, and delivery of certificates evidencing the Firm
Securities shall be made at the offices of R.D. White & Co., Inc. at
2 Broadway, New York, New
York 10004, or at such other place as shall be agreed upon by the Underwriter and the Company.
Such delivery and payment shall be made at 10:00 a.m. (New York City time)
on         , 1996 or at
such other time and date as shall be agreed upon by the Underwriter and the Company, but no less than three (3) nor more than ten (10) full business days after the effective date of the Registration
Statement (such time and date of payment and delivery being herein called
 "Closing Date").  In
addition, in the event that any or all of the Option Securities are purchased by the Underwriter,
payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above mentioned office of the Underwriter or at such other place as shall be agreed upon
by the Underwriter and the Company on each Option Closing Date as specified in the notice from
the Underwriter to the Company. Delivery of the certificates for the Firm Securities and the Option
Securities if any, shall be made to the Underwriter against payment by the
 Underwriter, severally
and not jointly, of the purchase price for the Firm Securities and the Option Securities if any, to the order of the Company by New York Clearing House Funds. In the event such option is exercised,
the Underwriter shall purchase that number of Option Securities then being purchased subject to
such adjustments as the Underwriter in its discretion shall make to eliminate any sales or purchases
of fractional shares. Certificates for the Firm Securities and the Option Securities if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriter may request in writing at least two
(2) business days prior to Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Securities and the Option Securities if any, shall be made available to the
Underwriter at such office or such other place as the Underwriter may designate for inspection,
checking and packaging no later than 9:30 a.m. on the last business day prior to Closing Date or the
relevant Option Closing Date, as the case may be.

          (d) On the Closing Date, the Company shall issue and sell to the Underwriter the
Underwriter's Warrants at a purchase price of $.0001 per warrant, which warrants shall entitle the holders thereof to purchase an aggregate of 80,000 Shares and/or 130,000
Class A Warrants and
80,000 Class B Warrants. The Underwriter's Warrants shall be exercisable for a period of four (4) years commencing one (1) year from the Closing Date at a price of $6.00 per Share, $.24 per Class
A Warrant and $.12 per Class B Warrant.  The Underwriter's Warrant Agreement
 and form of
Warrant Certificates with respect to each of the (i) Underwriter's Warrants to purchase Shares and

(ii) Underwriter's Warrants to purchase Public Warrants, shall be substantially in the form filed as
Exhibit              to the Registration Statement.  Payment for the
Underwriter's Warrants shall be
made on the Closing Date.

      3. Public Offering of the Public Offering Securities. As soon after the Registration Statement becomes effective as the Underwriter deems advisable, the Underwriter shall make a public offering of the Firm Securities and such of the Option Securities as it may determine (other than to residents of or in any jurisdiction in which qualification of the Shares and Public Warrants are required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The
Underwriter may from time to time increase or decrease the public offering price after distribution
of the Public Offering Securities has been completed to such extent as the
 Underwriter, in its sole
discretion deems advisable. The Underwriter may enter into one or more agreements as it
Underwriter, in its sole discretion, deems advisable with one or more broker-dealers who shall act
as dealers in connection with such public offering. Investors in the public offering will be required to purchase at leastone Share and one Public Warrant together or in multiples thereof. Such Public
Offering Securities of Securities will be immediately separable and tradeable upon issuance and will not be registered or listed on any exchange for trading as units.

     4. Covenants and Agreements of the Company. The Company covenants and agrees with each of the Underwriter as follows:

          (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable (such Registration Statement to be in form and substance satisfactory to the Underwriter and Underwriter's
 Counsel) and will not at
any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the Public
 Offering Securities
by the Underwriter of which the Underwriter shall not previously have been advised and furnished with a copy, or to which the Underwriter shall have objected or which is not in compliance with the
Act, the Exchange Act or the Rules and Regulations.

           (b) As soon as the Company is advised or obtains knowledge thereof the Company will advise the Underwriter and confirm by notice in writing, (i) when the
 Registration Statement, as
amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied
upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-
effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the
Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the
Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution
of proceedings for that purpose  (iii) of the issuance by the Commission or by any state securities
commission of any proceedings for the suspension of the qualification of any of the Securities for
offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that
purpose, (iv) of the receipt of any comments from the Commission; and (v) of any request by the

Commission for any amendment to the Registration Statement or any amendment or supplement to
the Prospectus or for additional information.  If the Commission or any state securities commission
authority shall enter a stop order or suspend such qualification at any time, the Company will make
every effort to obtain promptly the lifting of such order.

         (c) The Company shall file the Prospectus (in form and substance satisfactory to the
Underwriter and Underwriter' Counsel) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424 (b)(1) (or, if applicable and if consented to by the Underwriter, pursuant to Rule 424 (b)(47) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifth business day after the effective date of the Registration Statement.

          (d) The Company will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriter in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule
424(b) of the Rules and Regulations), and will furnish the Underwriter with copies of any such
amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Underwriter or
 Underwriter' Counsel,
shall reasonably object.

           (e) The Company shall take all action, in cooperation with the Underwriter, at or prior to the time the Registration Statement becomes effective, to qualify the Public Offering Securities for offering and sale under the securities laws of such jurisdictions as the Underwriter may designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will,
unless the Underwriter agrees that such action is not at the time necessary or advisable, use all
reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.
 It is agreed that
Underwriter's Counsel (or its designees) shall perform all such required
 Blue Sky legal services.

          (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the
Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time
in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in
accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the reasonable opinion of counsel for
the Company or Underwriter' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein
or necessary to make the statements therein, in the light of the circumstances under which they were
made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the
Act and the Rules and Regulations, the Company will notify the Underwriter promptly and prepare
and file with the Commission an appropriate amendment or supplement in accordance with Section
10 of the Act, each such amendment or supplement to be satisfactory to
 Underwriter' Counsel, and
the Company will furnish to the Underwriter copies of such amendment or supplement as soon as available and in such quantities as the Underwriter may request.

          (g) As soon as practicable, but in any event not later than 45 days after the end of the 12-
month period beginning on the day after the end of the fiscal quarter of the
 Company during which
the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Underwriter, an earnings statement which will be in the detail required by, and will otherwise
comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the
 Rules and
Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the effective date of the Registration
 Statement.

            (h) During a period of seven years after the date hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the
Underwriter:

            (i) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders and certified by the Company's principal financial or accounting officer;

               (ii) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

           (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

               (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

               (v) every press release and every material news item or article of interest to the financial community in respect of the Company or its affairs which was released or prepared by or on behalf of the Company; and

               (vi) any additional information of a public nature concerning the Company (and any future subsidiaries) or its businesses which the Underwriter may reasonably request.

     During such seven-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

          (i) The Company will maintain a Transfer Agent, counsel, accounting firm, financial printer and, if necessary under the jurisdiction of incorporation of the Company, a
 Registrar (which may be
the same entity as the Transfer Agent) for its Public Offering Securities, Common Stock and Public
Warrants all of whom shall be reasonably acceptable to the Underwriter.  Such
 Transfer Agent shall,
for a period of five years following the Closing Date, deliver to the Underwriter the monthly securities position of the Company's stockholders of record.

          (j) The Company will furnish to the Underwriter or on the Underwriter's order, without charge, at such place as the Underwriter may designate, copies of each Preliminary Prospectus, the
Registration Statement any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the
 Prospectus, and all
amendments and supplements thereto, including any Prospectus prepared after the effective date of
the Registration Statement, in each case as soon as available and in such quantities as the
Underwriter may reasonably request.

          (k) On or before the effective date of the Registration Statement, the Company shall provide the Underwriter with true copies of duly executed, legally binding and enforceable agreements pursuant to which for a period of not less than 18 months after the effective date of the Registration
Statement, each holder of securities issued by the Company and outstanding at the effective date of
the Registration Statement (including securities convertible into Common Stock of the Company) agrees that it or he or she will not, directly or indirectly, issue, offer to sell, sell, grant an option for
the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any of such
securities (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without the prior written consent of the
 Underwriter (collectively, the
"Lock-up Agreements").  The Lock-up Agreements shall also provide that any such securities that
may be sold pursuant to Rule 144 (with the Underwriter's consent) shall be executed through the
Underwriter.  The commission for any such open market transactions shall not exceed 5% and the
sales price shall be reasonably related to the market.  During the three year period commencing with
the effective date of the Registration Statement, the Company shall not issue any securities under
Regulation S and not, without the prior written consent of the Underwriter, sell, contract or offer to
sell, issue, transfer, assign, pledge, distribute, or otherwise dispose of, directly or indirectly, any debt
security of the Company or any shares of Common Stock or any issue of preferred stock of the
Company, or any options, rights or warrants with respect to any shares of Common Stock or any issue of preferred stock of the Company, (other than upon exercise of the
 Underwriter's Warrants).
On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate legends on the certificates representing the securities subject to the Lock-up Agreement and to place appropriate stop transfer orders on the
 Company's ledgers.

          (l) Neither the Company, nor any of its officers, directors, stockholders or affiliates (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to,
or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

          (m) The Company shall apply the net proceeds from the sale of the Securities in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company.

        (n) The Company shall timely file all such reports, forms or other documents as may be required (including, but not limited to, a Form SR as may be required pursuant to Rule 463 under the Act) from time to time, under the Act, the Exchange Act and the Rules and
 Regulations, and all
such reports, forms and documents filed shall comply as to form and substance with the applicable
requirements under the Act, the Exchange Act and the Rules and Regulations.

           (o) The Company shall furnish to the Underwriter as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants,
as stated in their letters to be furnished pursuant to Section 6(j) hereof.

          (p) The Company shall cause the Shares, the Common Stock and the Public Warrants to be listed on the Nasdaq SmallCap Market and upon the request of the Underwriter to be  listed on the
BSE, and for a period of seven (7) years from the date hereof, use its best efforts to maintain such listings of the Shares, the Common Stock and the Public Warrants to the extent outstanding.

         (q) For a period of five (5) years from the Closing Date, the Company shall furnish to the
Underwriter at the Underwriter's request and at the Company's sole expense, the list of holders of
all of the Company's securities.The Company shall also instruct Depository Trust Company ("DTC") to send to the Underwriter a copy of the securities positions of all of the security holders of the
Company on DTC's records on a weekly basis for a period of three (3) calendar months following
the effective date, on a monthly basis for a period of three (3) years following the effective date and, in addition thereto, as frequently as may be reasonably requested by the Underwriter,

           (r) The Company shall as soon as practicable, (i) but in no event more than five business days before the effective date of the Registration Statement, file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Securities and
(ii) but in no event more
than 30 days from the effective date of the Registration Statement, take all necessary and appropriate
actions to be included in Standard and Poor's Corporation Descriptions and Moody's Manual in order to satisfy the requirements for "manual exemption" in those states where available and to maintain such inclusion for as long as the Securities are outstanding.

          (s) Until the completion of the distribution of the Securities, the Company shall not without the prior written consent of the Underwriter and Underwriter's Counsel, issue, directly or indirectly any press release or other communication or hold any press conference with respect to the Company
or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

          (t) For a period of three (3) years after the effective date of the Registration Statement, the
Underwriter shall have the right to designate, one (1) individual for election to the Company's Board
of Directors ("Board") and the Company shall cause such individual to be elected to the Board
(provided such person is reasonable qualified and is not an officer, director, employee or principal of the Underwriter). In the event the Underwriter shall not have designated such individual at the
time of any meeting of the Board or such person is unavailable to serve, or at the end of the period of three (3) years, the Company shall notify the Underwriter of each meeting of the Board and an
individual designated by the Underwriter shall be permitted to attend all meetings of the Board and
to receive all notices and other correspondence and communications sent by the Company to members of the Board for a period of five (5) years after the effective date.
 Such individual shall
be reimbursed for all out-of-pocket expenses incurred in connection with his or her service on, or attendance at meetings of, the Board. The Company shall provide its outside directors with
compensation in the form of cash and/or options on its Common Stock as deemed appropriate and customary for similar companies.

          (u) The Company hereby grants to the Underwriter a right of first refusal on the terms and subject to the conditions set forth in this paragraph, for a period of three years from the effective date of the Registration Statement, to purchase for its account or to sell for the account of the Company or its present or future subsidiaries, any securities of the company or any of its present or future subsidiaries, with respect to which the Company or any of its present or future subsidiaries may seek
a public or private sale. The Company, for a period of three years from the effective date of the
Registration Statement, will consult, and will cause such present or future subsidiaries to consult with the Underwriter with regard to any such offering or placement and will offer, or cause any of its present or future subsidiaries to offer, to the Underwriter the opportunity, on terms not more
favorable to the Company or such present or future subsidiary than they can secure elsewhere, to purchase or sell any such securities. If the Underwriter fails to accept in writing such proposal made by the Company or any of its present or future subsidiaries within fifteen business days after receipt of a notice containing such notice, then the Underwriter shall have no further claim or right with
respect to the proposal contained in such notice.  If, thereafter, such proposal is materially modified,
the Company shall again consult, and cause each present or future subsidiary to consult, with the
Underwriter in connection with such modification and shall in all respects have the same obligations
and adopt the same procedures with respect to such proposal as are provided hereinabove with
respect to the original proposal.

          (v) For a period equal to the lesser of (i) seven (7) years from the date hereof, and (ii) the date of the sale to the public of the securities issuable upon exercise of the
 Underwriter's Securities, the
Company will not take any action or actions which may prevent or disqualify the Company's use of
any form otherwise available for the registration under the Act of the securities issuable upon exercise of the Underwriter's Securities.

        (w) Commencing one year from the date hereof, the Company shall pa the Underwriter a commission equal to four percent (4%) of the exercise price of the Public
 Warrants, payable on the
date of the exercise thereof on terms provided for in the Warrant Agreement.
  The Company will not
solicit the exercise of the Public Warrants other than through the Underwriter and will not authorize any other dealer or engage in such solicitation without the Underwriter's prior written consent.

        (x) On or before the effective date of the Registration Statement, the Company shall have retained a financial public relations firm reasonably satisfactory to the
 Underwriter, which shall be
continuously engaged from such engagement date to a date twelve (12) months from the Closing
Date.

          (y) The Company agrees that, for a period of seven (7) years from the date of the closing of the public offering of the shares of the Public Offering Securities (the
 "Closing"), if the Company
intends to file a Registration Statement or Statements for the public sale of securities for cash (other than a Form S-8, Form S-4 or comparable Registration Statement), it will notify all of the holders of the Representative's Securities and if so requested it will include therein material to permit a
public offering of the Representative's Securities  at the expense of the
 Company (excluding fees and
expenses of the holder's counsel and any underwriting or selling commissions),
 In addition, for a
period of five (5) years from the Closing, upon the written demand of holder(s)
 representing a
majority of the Representative's Securities, the Company agrees, on one occasion, to promptly register the Representative's Securities at the expense of the Company (excluding fees and expenses of the holder's counsel and any underwriting or selling commissions).

     5.  Payment of Expenses.

          (a)  The Company hereby agrees to pay on each of the Closing Date and the Option Closing
Date (to the extent not paid at the Closing Date) all expenses and fees (other than fees of
Underwriter' Counsel, except as provided in (iv) below) incident to the performance of the
obligations of the Company under this Agreement, the Underwriter's Warrant Agreement and the
Warrant Agreement including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation,
duplication, printing, (including mailing and handling charges) filing, delivery and mailing
(including the payment of postage with respect thereto) of the Registration Statement and the
Prospectus and any amendments and supplements thereto and the printing, mailing (including the
payment of postage with respect thereto) and delivery of this Agreement, the
 Underwriter's Warrant
Agreement, the Warrant Agreement, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriter and such dealers as the
 Underwriter may request,
in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the
Securities, including, but not limited to, (x) the purchase by the Underwriter of the Securities and
the purchase by the Underwriter of the Underwriter's Warrants from the Company,
 (y) the
consummation by the Company of any of its obligations under this Agreement, the Underwriter's
Warrant Agreement, and the Warrant Agreement, and (z) resale of the Securities by the Underwriter
in connection with the distribution contemplated hereby, (iv) the qualification of the Securities under
state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum", the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, and disbursements and fees of counsel in connection therewith, provided, however, that the Company's obligation with respect to such "Blue Sky" fees and disbursement of counsel shall not exceed $30,000 (v) advertising costs and expenses, including but not limited to costs and expenses in connection with the "road show", information meetings and presentations, bound volumes and prospectus memorabilia, tombstones in the Wall Street Journal and other appropriate publications, (vi) costs, fees and expenses in connection with due diligence investigations, including but not limited to the costs of background checks on key management and/or personnel of the Company and the fees of any independent counsel or consultant retained,
(vii) fees and expenses of the transfer agent, warrant agent, escrow agent, if any, and registrar, (viii) applications for assignments of a rating of the Securities by qualified rating agencies, (ix) the fees payable to the Commission, Nasdaq and the NASD, and (x) the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq SmallCap Market, the BSE and any other exchange. (b) If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 6, Section 10(a) or
Section 12, the Company shall reimburse and indemnify the Underwriter for all of its actual out-of-pocket expenses, including the fees and disbursements of Underwriter' Counsel (and in addition to fees and expenses of Underwriter's Counsel incurred pursuant to Section 5(a)(iv) above for which the Company shall remain liable), provided, however, that in the event of a termination pursuant to Section 10(a) hereof such obligation of the Company shall not exceed $50,000.
(c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Underwriter on the Closing Date by certified or bank cashier's check or, at the election of the Underwriter, by deduction from the proceeds of the offering contemplated herein a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Firm Securities. In the event the Underwriter elects to exercise the over-allotment option described in
Section 2(b) hereof, the Company further agrees to pay to the Underwriter on each Option Closing Date (by certified or bank cashier's check or, at the Underwriter's election, by deduction from the proceeds of the offering) a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the relevant Option Securities. (d) The Underwriter shall not be responsible for any expense of the Company or others or for any charge or claim related to the offering contemplated by hereunder in the event that the sale of
the Securities as contemplated hereunder is not consummated.

         6. Conditions of the Underwriter' Obligations. The obligations of the Underwriter hereunder shall be subject to the continuing accuracy of the representations and warranties of the
Company herein as of the date hereof and as of the Closing Date and each Option
 Closing Date, if
any, as if they had been made on and as of the Closing Date or each Option Closing Date, as the case may be; the accuracy on and as of the Closing Date or Option Closing Date, if any, of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the
Company on and as of the Closing Date and each Option Closing Date, if any, of its covenants and obligations hereunder and to the following further conditions:

          (a) The Registration Statement, which shall be in form and substance satisfactory to the
Underwriter and Underwriter's Counsel, shall have become effective no later than 12:00 p.m., New
York time, on the date of this Agreement or such later date and time as shall be consented to in
writing by the Underwriter, and, at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no
proceedings for that purpose shall have been instituted or shall be pending or contemplated by the
Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriter's Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Public Offering
Securities and any price-related information previously omitted from the effective Registration
Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior
to the Closing Date the Company shall have provided evidence satisfactory to the Underwriter of
such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of


          (b) The Underwriter shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the
 Underwriter's opinion,
is material, or omits to state a fact which, in the Underwriter's opinion, is material and is required
to be stated therein or is necessary to make the statements therein not misleading, or that the
Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the
Underwriter's opinion, is material and is required to be stated therein or is necessary to make the
statements therein, in light of the circumstances under which they were made, not misleading.

          (c) On or prior to the Closing Date, the Underwriter shall have received from Underwriter's
Counsel, such opinion or opinions with respect to the organization of the
 Company, the validity of
the Securities, the Underwriter's Warrants, the Registration Statement, the
 Prospectus and other
related matters as the Underwriter may request and Underwriter's Counsel shall have received such
papers and information as they request to enable them to pass upon such matters.

          (d) On the Closing Date, the Underwriter shall have received the favorable opinion of
McLaughlin & Stern, LLP, counsel to the Company, dated the Closing Date, addressed to the Underwriter and in form and substance satisfactory to Underwriter's Counsel, to the effect that: (i) the Company (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction, and (B) has all requisite corporate power and authority, and has obtained any and all authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; the Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing; to such counsel's knowledge, the Company has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the business, operations, condition, financial or otherwise, or the earnings, business affairs or prospects, properties, business, assets or results of operations of the Company. The disclosures in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made. (ii) to such counsel's knowledge, the Company does not own an equity interest in any other corporation, partnership, joint venture, trust or other business entity; (iii) the Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization", and, to such counsel's knowledge, after due inquiry, the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Underwriter's Warrant Agreement, the Warrant Agreement and as described in the Prospectus. The Securities, and all other securities issued or
issuable by the Company, conform in all material respects to all statements with respect thereto
contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable;
the holders thereof have no rights of rescission with respect thereto, and are not subject to personal
liability under the laws of the State of New Jersey as currently in effect by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company.  The Securities to be sold by the Company hereunder and under the
Underwriter's Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in
accordance with the terms hereof, will be validly issued, fully paid and non-assessable and conform
to the description thereof contained in the Prospectus; the holders thereof will not be subject to any
liability solely as such holders; all corporate action required to be taken for the authorization, issue
and sale of the Securities has been duly and validly taken; and the certificates representing the
Securities are in due and proper form. The Public Warrants and the Underwriter's Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and
payment therefore the number and type of securities of the Company called for thereby.  Upon the
issuance and delivery pursuant to this Agreement of the Securities to be sold by the Company, the
Underwriter and the Underwriter will acquire good and marketable title to the Securities free and clear of any pledge, lien, charge, claim, encumbrance, pledge, security interest, or other restriction or equity of any kind whatsoever. No transfer tax is payable by or on behalf of the Underwriter in connection with (A) the issuance by the Company of the Securities, (B) the purchase by the Underwriter and the Underwriter of the Securities from the Company, (C) consummation by the Company of any of its obligations under this Agreement, or (D) resales of the Securities in connection with the distribution contemplated hereby. (iv) the Registration Statement is effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and, to such counsel's knowledge, after due inquiry no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending, threatened or contemplated under the Act; (v) each of the Preliminary Prospectus, the
Registration Statement, and the Prospectus and any amendments or supplement thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations. (vi) to the best of such counsel's knowledge, (A) there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) and the Prospectus and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company is a party or by which it is bound, including any document to which the Company is a party or by which it is bound, incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate in all material respects and fairly represent the information required to be shown under the Act and the Rules and Regulations of the Commission thereunder; (C) there is not pending or threatened against the Company any action, arbitration, suit, proceeding, inquiry, investigation, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which (1) is required to be disclosed in the Registration Statement which is not so 23 disclosed  (and such  proceedings  as are summarized in the
Registration Statement are accurately summarized in all respects), (2) questions the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to or in connection with any of the foregoing; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required; and (E) except as disclosed in the Prospectus, there is no action, suit or proceeding pending, or threatened, against or affecting the Company before any court or arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which an adverse decision which may result in a material adverse change in the condition, financial or otherwise, or the earnings, position, prospects, stockholders' equity, value, operation, properties, business or results of operations of the Company, could adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement, the Underwriter's Warrant Agreement or the Warrant Agreement or which in any manner draws into question the validity or enforceability of this Agreement, the Underwriter's Warrant Agreement or the Warrant Agreement; (vii) the Company has full legal right, power and authority to enter into this Agreement, the Underwriter's Warrant Agreement and the Warrant Agreement and to consummate the transactions provided for therein; and this Agreement, the Underwriter's Warrant Agreement and the Warrant Agreement has been duly authorized, executed and delivered by the Company. This Agreement, the Underwriter's Warrant Agreement and the Warrant Agreement assuming due authorization, execution and delivery by each other party hereto and thereto constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and neither the Company's execution or delivery of this Agreement, the Underwriter's Warrant Agreement and the Warrant Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of, (A) the certificate of incorporation or by-laws of the Company, (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound or to which any of its properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its activities or properties, except for conflicts, breaches, violations, defaults, creations or 24 impositions which do not and would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs, position, shareholder's equity, value, operations, properties, business or results of operations of the Company. (viii) except as described in the Prospectus, no consent, approval, authorization or order, and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered) is required in connection with the issuance of the Securities pursuant to the Prospectus and the Registration Statement, the issuance of the Underwriter's Warrants, the performance of this Agreement, the Underwriter's Warrant Agreement and the Warrant Agreement and the transactions contemplated hereby and thereby;
(ix) the properties and business of the Company conform to the description thereof contained in the Registration Statement and the Prospectus; (x) , the Company is not in breach of, or in default under, any term or provision of any license, contract, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, partnership agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected, which could materially adversely affect the Company; and the Company is not in violation of any term or provision of its Certificate of Incorporation or By-Laws, or in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation the result of which would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, position, shareholders' equity, value operation, properties, business or results of operations of the Company. (xi) the Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation any such licenses or rights described in the Prospectus as being owned or possessed by the Company), and to the best of such counsel's knowledge after reasonable investigation, there is no claim or action by any person pertaining to, or proceeding, pending, or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's business (including, without limitations, any such licenses or rights described in the Prospectus as being owned or possessed by the Company). (xii) except as described in the Prospectus, the Company does not (A) maintain, sponsor, or contribute to any ERISA Plans, (B) maintain or contribute now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and
(C) has never completely or partially withdrawn from a "multiemployer plan"; and 25

 (xiii) the Securities have been approved for listing on the Nasdaq SmallCap Market and the BSE, and the Company's Registration Statement on Form 8-A under the Exchange Act has become effective. (xiv) to such counsel's knowledge, the persons listed under the caption "Principal Stockholders" in the Prospectus are the respective "beneficial owners" (as such phrase is defined in regulation 13d-3 under the Exchange Act) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein; (xv) to such counsel's knowledge, except as described in the Prospectus, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement; (xvi) to such counsel's knowledge, except as described in the Prospectus, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Public Offering Securities hereunder or the financial consulting arrangement between the Underwriter and the Company, if any, or any other arrangements, agreements, understandings, payments or issuances that may affect the Underwriter' compensation, as determined by the NASD; (xvii) the Lock-up Agreements are legal, valid and binding obligations of the parties thereto, enforceable against each such party and any subsequent holder of the securities subject thereto in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable); and (xviii) all action under the Act necessary to make the public offering and consummate the sale of the Securities as provided in this Agreement has been taken by the Company. The consummate the sale of the Securities as provided in this Agreement has been taken by the Company. The provisions of the Certificate of Incorporation and By-laws of the Company comply as to form in all material respects with the Act and the Rules and Regulations. Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Preliminary Prospectus, the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which leads counsel to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Preliminary Prospectus or Prospectus or amendment or 26 supplement
thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or Prospectus). In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriter's Counsel) of other counsel acceptable to Underwriter's Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriter's Counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that the Underwriter and they are justified in relying thereon. At each Option Closing Date, if any, the Underwriter shall have received the favorable opinion of McLaughlin & Stern, LLP, counsel to the Company, dated the Option Closing Date, addressed to the Underwriter and in form and substance satisfactory to Underwriter's Counsel confirming as of such Option Closing Date the statements made in its opinion delivered on the Closing Date.
(e) On or prior to each of the Closing Date and the Option Closing Date, if any, Underwriter's Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or covenants of the Company herein contained. (f) Prior to each of Closing Date and each Option Closing Date, if any, (i) there shall have been no adverse change nor development involving a prospective change in the condition, financial or otherwise, prospects, stockholders' equity or the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, (iii) the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness; (iv) the Company shall not have issued any securities (other than the Securities) or declared or paid any dividend or made any distribution in respect of its capital stock of any class and there shall not have been any change in the capital or any change in the debt (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration
Statement and Prospectus (vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or 27 circumstances giving rise
to same) against the Company, or affecting any of its properties or business before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may adversely affect the business, operations, management prospects or financial condition or assets of the Company, except as set forth in the Registration Statement and Prospectus: and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission. (g) At each of the Closing Date and each Option Closing Date, if any, the Underwriter shall have received a certificate of the principal executive officer and the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that: (i) The representations and warranties in this Agreement of the Company are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be; (ii) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, are contemplated or threatened under the Act; (iii) The Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus or any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iv) Since the dates as of which information is given in the Registration Statement and the Prospectus, (A) there has not been any material change in the shares of Common Stock or liabilities of the Company except as set forth in or contemplated by the Prospectus; (B) there has not been any material adverse change in the general affairs, management, business, financial condition or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, as set forth in or contemplated by the Prospectus; (C) the Company has not sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree, whether foreign or domestic, or from any other occurrence, not described in the Registration Statement and Prospectus; (D) there has not occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the 28

  Registration
Statement or Prospectus or that is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information therein,hat Registration Statement or Prospectus or that is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information therein, in light of the circumstances in which they were made, not misleading in any material respect;
(E) the Company has not incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (F) the Company has not paid or declared any dividends or other distributions on its capital stock; (G) the Company has not entered into any transactions not in the ordinary course of business; (H) there has not been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in the short-terms borrowings in the ordinary course of business) of the Company; (I) the Company has not sustained any material loss or damage to its property or assets, whether or not insured; and (J) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth. References to the Registration Statement and the Prospectus in this subsection (g) are to such documents as amended and supplemented at the date of such certificate. (h) By the Closing Date, the Underwriter will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriter, as described in the
Registration Statement. (i) At the time this Agreement is executed, the Underwriter shall have received a letter, dated such date, addressed to the
Underwriter in form and substance satisfactory (including the non- material nature of the changes or decreases, if any, referred to in clause (iii) below) in all respects to the Underwriter and Underwriter's Counsel, from Wiss & Company, LLP,: (i) confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations; (ii) stating that it is their opinion that the financial statements of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Underwriter may rely upon the opinion of Wiss & Company, LLP, with respect to the financial statements and supporting schedules included in the Registration Statement; (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the unaudited financial statements, if any, of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or 29 are not fairly  presented in conformity  with generally
accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, or (B) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock or long- term debt of the Company, or any decrease in the stockholders' equity or net current assets or net assets of the Company as compared with amounts shown in the [ ] 199 balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease; (iv) setting forth, at a date not later than five (5) days prior to the date of the Registration Statement, the amount of liabilities of the Company (including a breakdown of commercial paper and notes payable to banks) ; (v) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;generally accepted auditing standards) set forth in the letter and found them to be in agreement; (vi) stating that they have in addition carried out certain specified procedures, not constituting an audit, with respect to certain pro forma financial information which is included in the Registration Statement and the Prospectus and that nothing has come to their attention as a result of such procedures that caused them to believe such unaudited pro forma financial information does not comply in form in all respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of that information; (vii) stating that they have not during the immediately preceding five (5) year period brought to the attention of any of the Company's management any "weakness," as defined in Statement of Auditing Standard No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in any of the Company's internal controls; and (viii) statements as to such other matters incident to the transaction contemplated hereby as the Underwriter may request. (j) On or prior to the Closing Date and each Option Closing Date, if any, the Underwriter shall have received from Wiss & Company, LLP, a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (i) of this Section, except that the specified date in the referred to 30 shall be a date not more than five
days prior to the Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection (i) of this Section with respect to certain amounts, percentages and financial information as specified by the Underwriter and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v). (k) On each of Closing Date and Option Closing Date, if any, there shall have been duly tendered to the Underwriter for the several Underwriter's accounts the appropriate number of Securities. (l) No order suspending the sale of the Securities in any jurisdiction designated by the Underwriter pursuant to subsection (e) of Section 4 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated. (m) On or before Closing Date, the Shares, the Common Stock and the Public Warrants shall have been approved for quotation on the Nasdaq SmallCap Market and shall have been authorized upon official notice of issuance for trading on the BSE. (n) On or before Closing Date, there shall have been delivered to the Underwriter the Lock- up Agreements, in form and substance satisfactory to the Underwriter. (o) On or before the Closing Date, the Company shall have executed the Underwriter's Warrant Agreement and the Warrant Agreement together with the applicable Warrant Certificates, each in form and substance satisfactory to the Underwriter. (p) On or before the Closing Date the Underwriter shall have received executed copies of the employment agreements and insurance policies referred to in Section 1 (a)
(xxxi) hereof, each to the satisfaction of the Underwriter. If any condition to the Underwriter's obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Underwriter may terminate this Agreement or, if the Underwriter so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment. 7. Indemnification. (a) The Company agrees to indemnify and hold harmless each of the Underwriter (for purposes of this Section 7 "Underwriter" shall include the officers, directors, partners, employees, agents and counsel of the Underwriter, including specifically each person who may be substituted for an Underwriter as provided in Section 11
hereof),   and  each  person,   if  any,  who  controls  the  31

  Underwriter
("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions in respect thereof), whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act, or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained
(i) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any time new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Securities; or (iii) in any application or other document or written communication (in this Section 7 collectively called "Application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any securities commission or agency, Nasdaq, the BSE or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any Application, as the case may be. The indemnity agreement in this subsection
(a) shall be in addition to any liability which the Company may have at common law or otherwise. (b) the Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnityors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Underwriter but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any Application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to the Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such Application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriter in connection with this offering. The Company acknowledges that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriter expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Prospectus. 32

 (c) Promptly
after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld. (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) (A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Securities or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) 33 above but also the
relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted inty to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is a contributing party and the Underwriter are the indemnified party, the relative benefits received by the Company, on the one hand, and the Underwriter, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Public Offering Securities (before deducting expenses) bear to the total underwriting discounts received by the Underwriter hereunder, in each case as set forth in the table in the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subdivision (d) the Underwriter shall not be required to contribute any amount in excess of the underwriting discount applicable to the Securities purchased by the Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d), Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise. 8. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations, warranties and agreements at the Closing Date and any Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the respective indemnity agreements contained in Section 7 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, any controlling person of any Underwriter or the Company, and shall survive termination of this Agreement or the issuance and deliver of the Securities to the Underwriter and the Underwriter, as the case may be. 34

 9. Effective  Date.  This Agreement shall
become effective at 10:00 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Underwriter, in it's discretion, shall release the Securities for the sale to the public; provided, however, that the provisions of Sections 5, 7 and 10 of this Agreement shall at all times be effective. For purposes of this Section 9, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Underwriter of telegrams to securities dealers releasing such shares for offering or the release by the Underwriter for publication of the first newspaper advertisement which is subsequently published relating to the Securities. 10. Termination. (a) Subject to subsection (b) of this Section 10, the Underwriter shall have the right to terminate this Agreement, (i) if any domestic or international event or act or occurrence has disrupted, or in the Underwriter's opinion will in the immediate future disrupt the financial markets; or (ii) any material adverse change in the financial markets shall have occurred; or (iii) if trading on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; or (iv) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (v) if a banking moratorium has been declared by a state or federal authority; or (vi) if a moratorium in foreign exchange trading has been declared; or (vii) if the Company, shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Underwriter's opinion, make it inadvisable to proceed with the delivery of the Securities; or (vii) if there shall have been such a material adverse change in the condition (financial or otherwise), business affairs or prospects of the Company, whether or not arising in the ordinary course of business, which would render, in the Underwriter's judgment, either of such parties unable to perform satisfactorily its respective obligations as contemplated by this Agreement or the Registration Statement, or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere as in the Underwriter's judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities. (b) If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 10(a), the Company shall promptly reimburse and indemnify the Underwriter for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriter in an amount not to exceed $50,000 (less amounts previously paid pursuant to Section 5(c) above). Notwithstanding any contrary provision contained in this Agreement, if this Agreement shall not be carried out within the time specified herein, or any extension thereof granted to the Underwriter, by reason of any failure on the part of the Company to perform an undertaking or satisfy any condition 35

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 of this  Agreement to be performed or
satisfied by the Company (including, without limitation, pursuant to Section 6 or Section 12) then, the Company shall promptly reimburse and indemnify the Underwriter for all of its actual out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriter (less amounts previously paid pursuant to Section 5 (c) above). In addition, the Company shall remain liable for all Blue Sky counsel fees and expenses and Blue Sky filing fees. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6, 10, 11 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and Section 7 shall not be in any way affected by such election or termination or failureshall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on any Option Closing Date, the Underwriter may at the Underwriter's option, by notice from the Underwriter to the Company, terminate the Underwriter's obligation to purchase Option Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5, Section 7 and Section 10 hereof. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default. 13. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of
telecommunication.   Notices  to  the  Underwriter  shall  be  directed  to  the
Underwriter  at 950  Third  Avenue  - 3rd  Floor,  New  York,  New  York  10022,
Attention: Mr. John Piscopo, President, with a copy to Scheichet & Davis, P.C., 505 Park Avenue, New York, NY 10022, Attention: William J. Davis, Esq. Notices to the Company shall be directed to the Company at 2401 Morris Avenue, 3rd Floor, Union, New Jersey 07083, Attn: Joseph Cutrona, President, with a copy to McLaughlin & Stern, LLP, 260 Madison Avenue, New York, NY 10016, Attention:
David Sass, Esq. 14. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriter, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respective successors, legal Underwriter and assigns and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase. 15. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles. 36

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 16.  Counterparts.  This Agreement may be executed in any
number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument. 17. Entire Agreement; Amendments. This Agreement, the Underwriter's Warrant Agreement and the Warrant Agreement constitute the entire agreement of the parties hereto and supersede alle and the Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Underwriter and the Company. If the foregoing correctly sets forth the understanding between the Underwriter and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us. Very truly yours, GENISYS RESERVATION SYSTEMS, INC. By: Joseph Cutrona, President Confirmed and accepted as of the date first above written R.D. White & Co., Inc. By: Louis Pagano, Chairman

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